Exhibit 10.14

Confidential treatment requested by Roth CH Acquisition V Co. ("ROCL"). [***] Information has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Certain identified information has been excluded because it is not material and is of the type ROCL treats as private or confidential.

CONTRACT FOR SALE AND
PURCHASE OF LIQUID HELIUM

THIS AGREEMENT made as of August 25, 2023 (the “Effective Date”) by and among NEH MIDSTREAM LLC, a limited liability company organized and existing under the laws of the State of Texas, with an office at 4501 Santa Rosa Drive, Midland, Texas 79707 (hereinafter referred to as "Seller") and AIRLIFE GASES USA INC., a Delaware corporation with its registered office at 183 Broadway, Suite 210, Hicksville, New York 11801 (“Buyer”), and, for the limited purposes described in Section 7.3 of this Agreement, SOLIS PARTNERS, L.L.C., a limited liability company organized and existing under the laws of Texas, with an office at 4501 Santa Rosa Drive, Midland, Texas 79707 (hereinafter referred to as "Pledgor").

WHEREAS, Seller plans to produce gaseous helium from a helium purification plant that will be located approximately 20 miles south of Roswell, New Mexico and process helium-bearing gas produced from the Pecos Slope Field; and

WHEREAS, Seller intends to transport a portion of its gaseous helium production to a helium liquefaction plant located in Keyes, Oklahoma where it has made arrangements for the gaseous helium to be liquefied and delivered into 11,000 gallon ISO containers, and

WHEREAS, Seller desires to sell and Buyer desires to buy a portion of the gaseous helium produced by Seller’s helium purification plant in the form of bulk liquid helium in accordance with the terms and conditions in this Agreement.

NOW THEREFORE, in light of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1: DEFINITIONS

Unless the context otherwise requires, the following terms shall have the following respective meanings, all definitions being equally applicable to both the singular and plural forms. References here and elsewhere in this Agreement to articles and sections are to articles and sections of this Agreement, unless otherwise stated.

“AGREEMENT” means this Contract for Sale and Purchase of Liquid Helium.

“AFFILIATE” with respect to a Party means any entity that directly or indirectly (through one or more entities) controls, is controlled by, or is under common control with such Party. For purposes of this definition, the term “control” means the right to cast more than fifty percent (50%) of the votes exercisable at an annual general meeting (or its equivalent) of the entity concerned or, if there are no such rights, ownership of more than fifty percent (50%) of the equity share capital of or other ownership interests in such entity, or the right to direct the policies or operations of such entity.

“COLLATERAL” means all right, title and interest of Buyer in all of the property and assets pledged to Buyer by Pledgor as collateral in accordance with the NM Mortgage, including, without limitation, the Real Property Assets and all Proceeds of any and all of the foregoing, in each case, whether now existing or hereafter arising or created and whether now owned or hereafter acquired.

“COMMENCEMENT DATE” means the first day of the Month in which Seller’s third-party tolling provider completes filling the first Container with Liquid Helium for delivery to Buyer at the Tolling Facility.

“CONSUMER PRICE INDEX” or “CPI” means the Consumer Price Index for All Urban Consumers (CPI-U), Series ID CUUR0000SA0, U.S. City Average, all items, index base period 1982-1984=100, published monthly by the U.S. Department of Labor in the publication Consumer Price Index, or any successor publication thereto, and which can be found on the U.S. Bureau of Labor Statistics’ website here:

https://data.bls.gov/timeseries/CUUR0000SA0?amp%253bdata_tool=XGtable&output_view=data&include_graphs=true

“CONTAINER” means the forty (40) foot cryogenic ISO containers provided by Buyer, free of charge, for the transportation and delivery of Liquid Helium hereunder, which will have a nominal capacity of 11,000 gallons, unless otherwise agreed between the Parties.

“CONTRACT TERM” means the Initial Term as defined in Section 2.1, plus any Renewal Term(s) as defined in Section 2.2.

“CONTRACT YEAR” means the twelve (12) Month period commencing on the Commencement Date and each successive twelve-month period thereafter.

“DAY” means a 24-hour period commencing at 12:00 a.m. Mountain Standard Time.

“DELIVERY POINT” has the meaning ascribed to it in Section 5.1.

“EX-WORKS” has the meaning given to the term in Incoterms 2020 published by the International Chamber of Commerce.

“FORCE MAJEURE” means any unforeseeable cause which is beyond the reasonable control and without the fault or negligence of the Party affected and shall include but not be limited to acts of God, the public enemy, governmental or regulatory agencies and pandemic; the elements such as lightning, fire, floods, abnormally severe weather which prevents the Seller from delivering Gaseous Helium to the Tolling Facility or results in Plant or Tolling Facility shutdowns or which prevents the Buyer from taking delivery of Liquid Helium at the Tolling Facility; Plant or Tolling Facility shutdowns for purposes of testing or repairs other than those performed under routine maintenance; breakage or accidents to wells, vehicles and machinery or lines of pipe which prevent the Plant or Tolling Facility from operating or Buyer from taking delivery of Liquid Helium hereunder; strikes (including strikes of truck drivers) and other industrial, civil or public disturbances preventing Seller from supplying Liquid Helium or Buyer from taking delivery of Liquid Helium hereunder. Failure of Buyer’s market, for any reason, shall not be considered Force Majeure.

“GASEOUS HELIUM” means the element helium in gaseous form produced at the Plant which will be transported to the Tolling Facility where the Gaseous Helium will be purified and liquefied for delivery to Buyer hereunder.

“GUARANTY” means the Limited Guaranty executed by Pledgor for the benefit of Buyer, dated as of the date hereof.

“HELIUM” means either Gaseous Helium or Liquid Helium as further defined herein.

“K” means degrees Kelvin, which is an absolute scale of temperature in which each degree is one Kelvin.

“LIQUID HELIUM” means the element helium in liquid form, of at least 99.999% purity when measured in the vapor phase and conforming to Compressed Gas Association, Inc. Helium Specification G-9.1 Grade P-2014 as further defined in Article 4.

“MCF” means one thousand SCF.

“MMCF” means one million SCF.

“MONTH” means a period of time beginning at 12:00 a.m. Mountain Standard Time on the first Day of a calendar month and ending at 12:00 a.m. Mountain Standard Time on the first Day of the next succeeding calendar month.

“NOTICE” means a written notice and “NOTIFY” means the giving of a Notice.

“PARTY” means Buyer or Seller and “PARTIES” means Buyer and Seller.

“PLANT” means the helium purification plant located at the Pecos Slope Field in Chaves County, New Mexico approximately 20 miles nouth of Roswell, New Mexico with inlet gas capacity of 20,000 MCF per day and expected helium capacity of approximately 32 MMCF per year which will produce the Gaseous Helium to be Tolled and sold as Liquid Helium pursuant to this Agreement.

“PRODUCT” has the same meaning as the term Liquid Helium.

“POUND(S)” means an avoirdupois pound by weight of Helium that is equivalent to 94.88 standard cubic feet of Helium.

“REAL PROPERTY ASSETS” means (a) all rights, titles, interests and estates in and to the oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, fee interests, surface interests, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature, located in Chaves County, New Mexico and set forth on Exhibit B attached hereto, (b) all properties now or hereafter pooled or unitized therewith, (c) all presently existing or future agreements which may affect all or any portion thereof, (d) all property, real or personal, affixed thereto or situated thereon and used, held for use or useful in the development thereof and (e) all oil, gas, condensate, helium, or other minerals and substances produced and saved or attributable thereto, in each case, whether now owned or hereafter acquired by Grantor, or purported to be owned by Grantor in the NM Mortgage and the representations and warranties set forth therein.

“STANDARD CUBIC FOOT” or “SCF” means the volume of the element helium in the gaseous state contained in one cubic foot of space at a temperature of 60° F and at an absolute pressure of 14.7 pounds per square inch. As used with reference to Liquid Helium, a standard cubic foot means the quantity of Liquid Helium which in the vapor phase at the above conditions of temperature and pressure will occupy one cubic foot of space.

“TAKE OR PAY OBLIGATION” means the quantity of Liquid Helium that Buyer is obligated to take delivery of and pay for, or pay for if made available for delivery to the Buyer, but not taken, during each Contract Year hereunder as further defined in Section 3.4.

“THIRD-PARTY TOLLER” means Keyes Helium Company, LLC, the owner and operator of the Tolling Facility, or its successor.

“TOLL” or “TOLLING” means the purification, liquefaction and filling into Containers of Gaseous Helium delivered by Seller by Third-Party Toller who has contracted with Seller to provide Tolling services to Seller.

“TOLLING FACILITY” means the third-party plant located in Keyes, Oklahoma owned and operated by Third-Party Toller where Gaseous Helium delivered by Seller shall be purified and liquefied to produce the Liquid Helium to be sold and delivered to Buyer pursuant to this Agreement.

“TRAILER(S)” means the Gaseous Helium tube trailers to be utilized and provided by Seller for the transportation of Gaseous Helium between the Plant and the Tolling Facility.

ARTICLE 2: TERM

2.1	INITIAL TERM

The “Initial Term” of the Agreement shall commence at 12:00 AM Mountain Standard Time on the Effective Date and shall expire at 12:00 AM Mountain Standard Time on the tenth (10th) anniversary of the Commencement Date. Seller anticipates that the Commencement Date will be approximately June 1, 2024. Seller will provide regular updates to Buyer on its progress in installing the Plant and the anticipated Commencement Date.

2.2	RENEWAL TERM

Seller and Buyer shall commence good faith discussions no later than nine (9) Months prior to the expiration of the Initial Term in an effort to negotiate a mutually acceptable extension of the Agreement (“Renewal Term”). If the Parties have not reached an agreement on extending the Agreement by six (6) months prior to the end of the Initial Term, the Agreement will expire at the end of the Initial Term.

2.3	TERMINATION DUE TO DELAYED COMMENCEMENT DATE

If the Commencement Date has not occurred by November 30, 2025, for any reason, including Force Majeure, Buyer shall have the right to terminate the Agreement, with no further liability to the Seller, by giving Seller Notice prior to the Commencement Date.

ARTICLE 3: QUANTITY

3.1	SELLER’S FORECASTS

No later than the fifteenth (15th) day of each Month, Seller will provide Buyer with a good faith estimate of Gaseous Helium production from the Plant during the following three (3) Months, the expected quantity of Liquid Helium available to Buyer during the applicable three month period and the estimated dates when Liquid Helium will be available for delivery to Buyer at the Tolling Facility (“3 Month Forecast”). Seller’s forecasts will be non-binding and will be provided to assist Buyer with their scheduling. Seller’s forecast for the front month of the 3 Month Forecast shall be utilized to calculate Buyer’s Monthly Purchase Obligation as defined in Section 3.3. below.

3.2	SELLER’S SUPPLY OBLIGATION

3.2.1	Seller’s Supply Obligation

Subject to the terms and conditions of this Agreement, Seller shall be obligated each Month to sell and deliver to Buyer as Liquid Helium at the Tolling Facility, fifty percent (50%) of the Helium produced by the Plant each Month, less two percent (2%) Tolling losses.

3.2.2	Maintenance Shutdowns

Buyer acknowledges that the Plant and the Tolling Facility will require periodic maintenance shutdowns. Seller will give Buyer ninety (90) Days prior Notice of scheduled major maintenance shutdowns and the expected duration of each major shutdown. Seller will promptly advise Buyer of any subsequent changes to the schedule.

3.2.3	Cessation Of Plant Operations

Buyer acknowledges that Seller will not operate the Plant that is the source of Helium to be supplied hereunder, if such continued operation becomes technically or commercially impracticable. If Seller in good faith elects not to operate or is unable to operate the Plant for any reason, then Seller shall give Buyer as much advance Notice as reasonably practicable of its intent to shut down the Plant and this Agreement will terminate on the date that the Plant shut downs. If any amount of the Advance remains outstanding and unpaid at such time, the Seller shall repay the Advance in full, together with all accrued and unpaid interest thereon, by paying the total of all remaining Monthly Installments to Buyer, within five (5) days of the Plant shutting down.

3.3	BUYER’S PURCHASE OBLIGATION

Subject to the terms and conditions of this Agreement, Buyer shall be obligated each Month to take delivery of and pay for, or pay for if not taken, the lesser of i) fifty percent (50%) of the Helium produced by the Plant (reduced by two percent Tolling losses) each Month during the Term, as Liquid Helium, or ii) one hundred five percent (105%) of the quantity of Liquid Helium forecasted to be available for delivery to Buyer during that Month in Buyer’s latest 3 Month Forecast (“Buyer’s Monthly Purchase Obligation”).

3.4	BUYER’S TAKE OR PAY OBLIGATION

Seller and Buyer recognize that the actual percentage of the Plant’s capacity delivered to Buyer during each Month will not be exactly fifty percent (50%), adjusted for losses, due to the need to deliver full Containers to Buyer, the variable net payload of individual Container deliveries and the fact that the Third-Party Toller will not be obligated to fill a Container for Buyer until Seller has delivered 1,000,000 SCF of Gaseous Helium to the Tolling Facility. Seller and Buyer will use commercially reasonable efforts to minimize deviations from Buyer’s Monthly Purchase Obligation during each Month and Contract Year to date, and may offset deficits or overages in a Month by delivering quantities above or below Buyer’s Monthly Purchase Obligation in subsequent Months during the remainder of that Contract Year. Buyer’s Take or Pay Obligation for each Contract Year shall be the sum of Buyer’s Monthly Purchase Obligations for each Month of that Contract Year. Seller shall determine whether Buyer is obligated to make payments due to Buyer’s failure to fulfill its Take or Pay Obligation at the end of each Contract Year (i.e. Buyer purchased less Product in such Contract Year than the sum of Buyer’s Monthly Purchase Obligations for each Month in such Contract Year), but no penalties shall apply unless i) deliveries to Buyer have fallen short of the sum of Buyer’s Monthly Purchase Obligation for a Contract Year by at least five percent (5%) through no fault of the Seller, and ii) Seller has been forced to either vent Gaseous Helium or sell the Helium not purchased by Buyer for prices less than the then current Price hereunder. Seller shall use reasonable commercial efforts to mitigate the amount of any penalty payable due to Buyer’s failure to fulfill Buyer’s Take or Pay Obligation by selling the Helium not taken by Buyer (“Buyer’s Shortfall Quantity”) to third-parties.

When applicable, the amount of any penalty payable due to Buyer’s failure to meet Buyer’s Take or Pay Obligation shall be calculated in accordance with the following formula:

P	=	[(TOP – BAP) X HP] – TPR, where
P	=	The penalty to be paid by Buyer due to its failure to meet Buyer’s Take or Pay Obligation.
TOP	=	Buyer’s Take or Pay Obligation for the applicable Contract Year, expressed in units of MCF.
BAP	=	Buyer’s actual purchases of Liquid Helium during the relevant Contract Year, expressed in units of MCF.
HP	=	The price for Liquid Helium hereunder at the end of the relevant Contract Year.
TPR	=	The revenue realized by Seller from the sale of Buyer’s Shortfall Quantity to third-parties, if any.

When applicable, Seller will complete the calculation of Buyer’s penalty due to Buyer’s failure to fulfill Buyer’s Take or Pay Obligation within twenty (20) days of the end of the relevant Contract Year and issue a separate invoice to Buyer for the amount of such penalty. Seller’s invoice will be accompanied by the details of Seller’s calculations.

3.5	UNIFORM DELIVERY

Subject to the provisions of Article 5, Seller and Buyer shall use their best efforts to supply and take delivery of Liquid Helium in regular intervals throughout each Contract Year. “Regular intervals” shall mean that when the Plant and Tolling Facility is running at its expected capacity, one Container load of Liquid Helium shall be supplied by Seller and delivered to Buyer approximately every twenty-three (23) Days. Seller shall not be obligated to supply more than two Container loads during a single Month. Buyer shall be solely responsible for ensuring the availability of a sufficient number of empty Containers to take delivery of Buyer’s Monthly Purchase Obligation hereunder.

ARTICLE 4: QUALITY

4.1	LIQUID HELIUM SPECIFICATION

Liquid Helium delivered hereunder shall conform to the Compressed Gas Association, Inc. Helium Specification G-9.1 Grade P-2018 (“Liquid Helium Specification”) which provides as follows:

CGA G-9.1 – 2018 Commodity Specification for Helium, Grade P
Limiting Characteristic (ppm (mole/mole) unless otherwise indicated)	Value
Helium Minimum % (mole/mole)	> = 99.999
Water ppm v/v (vapor)	< = 1.5
Dew Point °F	< = -101
Total Hydrocarbon Content (as Methane)	< = 0.5
Hydrogen	< = 1
Oxygen	< = 1
Nitrogen + Argon	< = 5
Neon	< = 2
Carbon Dioxide + Carbon Monoxide	< = 0.5

ARTICLE 5: DELIVERY AND TRANSPORTATION

5.1	DELIVERY OF PRODUCT

All Liquid Helium delivered to Buyer hereunder shall be filled at the Tolling Facility or an alternative Tolling facility on behalf of Seller (“Seller’s Helium Source”). Risk of loss of the Liquid Helium and title to the Liquid Helium shall pass to Buyer when the transport carrier’s tractor is attached to the Container at Seller’s Helium Source (“Delivery Point”). BUYER ACCEPTS FULL LIABILITY FOR ANY HELIUM LOSSES AFTER TITLE PASSES UNLESS SUCH LOSSES ARE DUE SOLELY TO THE GROSS NEGLIGENCE OF SELLER OR THE THIRD-PARTY TOLLER.

Responsibility for a full Container transfers to Buyer when the transport carrier’s tractor is attached to Buyer’s Container at Seller’s Helium Source. Conversely, the responsibility for an empty Container transfers to Seller when Buyer’s empty Container is detached from the transport carrier’s tractor at Seller’s Helium Source. While Containers are in the care, custody and control of Buyer, Buyer shall bear all responsibility for any loss or damage to the Container or for any physical damage to property, personal injury, or other damage or loss suffered by any person as a result of Buyer’s use, custody or control of such Container other than for physical damage to a Container caused solely by Seller’s or the Third-Party Toller’s gross negligence.

Buyer shall indemnify and hold Seller harmless for any and all loss or damage to Buyer’s Containers or for any physical damage to property, personal injury, or other damage or loss suffered by any person as a result of Buyer’s use, custody or control of such Container, other than for physical damage to Buyer’s Container caused solely by Seller’s or the Third-Party Toller’s gross negligence while the Container is in Seller’s or the Third-Party Toller’s care, custody and control. Furthermore, Seller accepts no responsibility whatsoever for performance of Buyer’s Containers or any product losses attributed to deficiencies in Buyer’s Container maintenance and repair practices.

5.2	ORDERS FOR PRODUCT

Buyer shall use commercially reasonable efforts to deliver empty Containers to the Tolling Facility on or before the estimated date on which Buyer would be entitled to receive delivery of a full Container in accordance with Seller’s latest 3 Month Forecast. Buyer shall inform Seller and the Third-Party Toller of the expected arrival date of each Buyer’s Container, the Container identification number, the expected condition (i.e. internal temperature) of the Container upon arrival at the Tolling Facility, the desired quantity of Liquid Helium to be filled into the Container, the desired fill date and any other special instructions (“Buyer’s Order”). Buyer’s Orders shall be in writing and shall be communicated via mail, electronic mail or facsimile. Buyer’s Orders shall contain all information required by the Third-Party Toller in order to process each Buyer’s Order. Buyer’s Orders may be initially communicated by telephone for convenience, but must be confirmed in writing by Buyer within twenty-four (24) hours thereafter. No Buyer's Order is accepted until and unless the Third-Party Toller issues a written sales acknowledgment to Buyer. Seller shall use commercially reasonable efforts to ensure that the Third-Party Toller issue a sales acknowledgement (confirming the Third-Party Toller's ability to fill Buyer's Order and the estimated delivery date) within forty-eight (48) hours after receipt of Buyer's Order. Delivery dates and Liquid Helium availability as communicated to Buyer are estimates only. Seller will ensure that the Third-Party Toller shall make reasonable efforts to deliver in accordance with these estimated delivery dates; however, Seller will not be liable for Third-Party Toller's failure to deliver as estimated. If the Third-Party Toller is unable to deliver the Liquid Helium on such delivery dates, then Seller shall ensure that the Third-Party Toller informs Buyer thereof including the anticipated duration of delay, and the anticipated new delivery date for the delayed Container.

All Buyer's Orders issued to Seller and Third-Party Toller by Buyer during the term of this Agreement shall be governed only by the terms and conditions of this Agreement notwithstanding any preprinted terms and conditions on Buyer's purchase orders. Any additional or different terms in Buyer's documents are hereby deemed to be material alterations and notice of objection to and rejection of them is hereby given.

5.3 *TRANSPORTATION*

Buyer shall be solely responsible for arranging the transportation of Containers to and from Seller's Helium Source at Buyer's expense.

5.4 *ALTERNATE DELIVERY POINT*

Notwithstanding the provisions of Section 5.1, Seller shall have the right to change the Delivery Point to an alternate location in the United States or Canada by giving the Buyer a minimum of ninety (90) Days' prior Notice. Seller shall adjust Seller's Price, if necessary, to ensure that Buyer's landed cost for Liquid Helium does not increase as a result of Seller's change of the Delivery Point.

ARTICLE 6: PRICE AND PRICE ADJUSTMENT

6.1 *BASE HELIUM PRICE*

The price for Liquid Helium sold hereunder shall be [********************** **]

6.2 *HELIUM UNIT PRICE ADJUSTMENT*

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6.3.2

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6.4 [*************]

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ARTICLE 7: BILLING AND PAYMENT

7.1 [*************]

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***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** 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***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** ***************************************************************************************** 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**************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** ****************************************************************************************]ARTICLE 8: MEASUREMENT AND QUANTITIES 8.1 CONSTANTS For the purpose of this Agreement, the following measurements, quantities and equivalents shall be deemed to apply: (a) One (1) avoirdupois pound of Liquid Helium shall be deemed to equal 94.88 SCF. 8.2 QUANTITIES OF LIQUID HELIUM Seller shall ensure that the Third-Pa1ty Toller owns, operates and properly maintains equipment, scales and instrnments required for the measurement of Liquid Helium delivered heretmder. For Containers not requiring cooldown with Liquid Helium, Third-Paity Toller shall weigh each Container provided by Buyer for the transpo11ation of Liquid Helium with the Container's liquid nitrogen reservoir completely filled both before and after filling with Liquid Helium. The difference in weights taken with the liquid nitrogen rese1voir filled shall detennine the Pounds (or Kilograms) of Liquid Helium loaded into the Container and the weighing results shall be supplied to Buyer by Seller. For Containers requiring cooldown with Liquid Helium, the Container shall be weighed before and after adding the Liquid Helium used to cool down the Container. After cooldown, the Container's liquid nitrogen rese1voir shall be completely filled ai1d the Container shall be weighed. The Container shall be filled with Liquid Helium ai1d weighed with the liquid nitrogen reservoir again completely filled. The sum of i) the difference between the weights taken with the liquid nitrogen rese1voir filled, plus ii) the difference between the weights taken before and after Container cooldown shall detennine the Potmds (or Kilograms) of Liquid Helium loaded into the Container and Seller shall supply both weighing results to Buyer.

The quantity of Liquid Helium filled into the Container, expressed in Pounds or Kilograms, and converted to SCF in accordance with the constants provided in Article 8.1, shall be the quantity of Liquid Helium delivered into the Container. Seller shall ensure that the Third-Party Toller makes every reasonable effort to ensure that the weighings of the Container are carried out under the same physical conditions (for example, all ice and snow should be removed before weighing). Buyer shall have the right to witness testing and calibration of the Third-Party Toller’s measuring equipment, scales, or instruments.

8.3	RESIDUAL CREDIT

Buyer shall receive full credit for residual Helium returned to Seller’s Helium Source in Buyer’s Containers.

8.4	MEASUREMENT RECORDS & DISPUTES

Seller shall ensure that Third-Party Toller maintain records of all measurements and tests performed or made hereunder for a period of two (2) years, and Buyer, on reasonable Notice, shall be furnished, at Buyer's expense, during the two (2) year period, such records of measurements and tests relating to deliveries to Buyer only. If any question arises as to the accuracy of any measurement of Liquid Helium, Seller shall ensure that the applicable measuring instrument shall be tested upon the demand of either Party, and if any error is found, the instrument shall be corrected. If, upon any test, any instrument is found to be inaccurate to the extent that it affects the quantity calculated in Section 8.2 by an amount exceeding two percent (2%), registrations thereof shall be corrected for a period extending back to the time such inaccuracy occurred, if such time is ascertainable, and if not ascertainable, then back one-half of the time elapsed since the last date of calibration; provided no correction shall be made for recorded inaccuracies that affect the net quantity calculated in Section 8.2 by less than two percent (2%). If, for any reason, any instrument is out of service or out of repair so that the amount of Liquid Helium delivered cannot be ascertained or computed from the readings thereof or corrected under the prior provisions hereof, the Liquid Helium delivered during the period such instrument is out of service or out of repair shall be estimated and agreed upon by the Parties upon the basis of the best data available, using the first-listed of the following methods that is feasible:

(a)            By correcting the error if the percentage of error is ascertainable by calibration, test or mathematical calculation.

(b)            By estimating the quantity of Liquid Helium delivered by deliveries during preceding periods under similar conditions when the instrument was registering accurately.

The cost of such test shall be borne by Seller if the test results in corrections pursuant to this Section 8.4, and the cost of such test shall be borne by Buyer if the test does not result in corrections pursuant to this Section 8.4.

ARTICLE 9: CONTAINERS

9.1	BUYER-OWNED CONTAINER RENT, TITLE AND MAINTENANCE

All Helium delivered pursuant to the terms of the Agreement shall be supplied into Containers owned by Buyer and no rental shall apply for use of Buyer-owned Containers. Title to Buyer-owned Containers shall remain with Buyer at all times. Buyer is solely responsible for maintaining said Containers in normal working condition, including all costs associated with preventative maintenance, repairs and periodic retest.

9.2	CONTAINER CONDITION UPON RETURN

Seller recommends that Buyer return Containers to the Tolling Facility for refilling with a full nitrogen shield and approximately 50,000 SCF of residual Helium to maintain the cryogenic temperature of the Container. Buyer shall also ensure that the inner vessel of such Containers be at a pressure of not more than five (5) PSIG (0.21 kg/cm2) prior to its departure from Buyer’s facility, with all valves closed so Helium is not drawn to the atmosphere during the return shipment. Buyer shall reimburse Seller for all direct costs incurred by Seller and fees charged by the Third-Party Toller to bring such Container into compliance with the provisions of this subsection. Such costs shall include but not be limited to:

(a)	Cooldown. Containers returned by Buyer with inner vessel temperatures above -425[o] F (20 [o]K) will be assessed cooldown charges. Buyer shall pay the charges assessed by the Third-Party Toller for providing the cooldown service on the empty” Container. A schedule of currently applicable charges is included in Exhibit A. The Third-Party Toller will not be obligated to fill Containers that have an inner vessel temperature warmer than -298 degrees Fahrenheit (89.8167 degrees Kelvin).

(b)	Purging. Any charges assessed by the Third-Party Toller for the purging of Containers returned by Buyer to Seller for refilling with total impurities greater than 200 ppm shall be billed to Buyer on a cost pass-through basis. A schedule of currently applicable purge charges is included in Exhibit A. The Third-Party Toller will not be obligated to fill Containers that arrive at the Tolling Facility with impurities of 400 ppm or greater.

(c)	Nitrogen Shield Top-Off. Any charges assessed by Seller’s supplier for nitrogen shield top-off shall be billed to Buyer on a cost pass-through basis. A schedule of currently applicable nitrogen shield top-off charges is included in Exhibit A.

If, Seller’s costs to provide the above services are adjusted, or, in Seller's opinion, any of the charges described in this Article are insufficient to reimburse Seller for the actual cost of providing such services, then Seller shall notify Buyer of a new price schedule along with an explanation of why such an increased charge is required. The new price schedule shall be effective thirty (30) days after the date of Seller’s written Notice to Buyer.

ARTICLE 10: DUTIES AND TAXES

10.1	SELLER’S RESPONSIBILITY

Seller shall be responsible for all license, privilege, severance, excise, ad valorem (excluding those defined in Section 10.2), conservation, taxes, charges, duties, imposts, fees and sales and use taxes (“Taxes”) levied with respect to Helium or Liquid Helium under existing or future law, when such tax is calculated on the basis or privilege of any of the following that occurs at any state prior to possession, risk and title to such Liquid Helium passing to Buyer at the Delivery Point: i) the extraction of Helium from the ground, ii) the production, sale, use, or production and sale, or iii) transportation, processing, refining, separation, or transfer of Helium, whether the Helium is considered to be a separate material or as a component of natural gas, except that Buyer shall be responsible for any tax relating to Buyer’s transportation activity subsequent to delivery of Liquid Helium into Containers.

10.2	BUYER’S RESPONSIBILITY

Buyer shall be responsible for the amount of any Taxes levied under existing or future law in respect of Liquid Helium supplied under this Agreement or in respect of the sale, delivery, export, ownership, transportation or use of such Liquid Helium in respect of any stage after possession, risk and title in respect of such Liquid Helium has passed to Buyer at the Delivery Point, and all such Taxes shall be for Buyer’s account, notwithstanding that such Taxes may be levied or imposed on Seller.

10.3	RESPONSIBILITY FOR SALES TAXES

The amounts payable by Buyer under this Agreement are exclusive of all sales, value- added or similar taxes or other transfer taxes, fees and charges imposed by any governmental authority on or in respect of the sale of the Product hereunder. (collectively, “Sales Taxes”). Buyer shall be liable to pay any and all Sales Taxes applicable in respect of any amounts payable by Buyer pursuant to the terms of the Agreement.

10.4	BUYER’S EXEMPTIONS

If applicable, Buyer shall provide Seller with a purchase exemption certificate (or any similar document) or any relevant information to support any reasonable exemption from Sales Taxes claimed in respect of any Liquid Helium sold pursuant to this Agreement. To the extent Buyer intends to claim any reasonable exemption from Sales Taxes, Buyer hereby represents, warrants and covenants that all conditions and requirements of such exemption are met. If such conditions and requirements are not complied with in respect of a particular sale under this Agreement such that an amount on account of Sales Taxes becomes payable by Buyer and is required to be collected by Seller, or if for any other reason any amount on account of Sales Taxes becomes payable by Buyer and is required to be collected by Seller on any sale of Liquid Helium made by Seller under this Agreement, Buyer shall be liable for and shall pay to Seller the applicable amount of Sales Taxes, at the same time as payment for such sale is required to be made, and in all events in a timely manner, in accordance with this Agreement, plus any amount of interest or penalties assessed in respect thereof.

10.5	INCOME, FRANCHISE OR DIRECT TAXES

No Party to this Agreement shall bear responsibility for any income, franchise or other type of direct tax that may inure to the other Party to this Agreement as a result of any transaction pursuant to this Agreement.

10.6	PROPERTY TAXES

Seller shall pay all property taxes, property fees, property assessments, including the costs of acquiring and maintaining any permits or licenses that are imposed by or payable to any governmental authority based on i) the assessed value of the real and personal property located at the site of the Plant; or ii) the equipment for the production, supply, transport, handling, measurement and delivery equipment for delivery of Liquid Helium to Buyer hereunder, except that Buyer shall be responsible for any personal property taxes assessed on Buyer’s Containers.

10.7	ROYALTIES

Seller shall pay or cause to be paid all royalties due on the Liquid Helium delivered hereunder and related technology to any entity or individual entitled to such royalties, except to the extent that Buyer shall knowingly create or assume any such royalty obligation without the written consent of Seller. Seller agrees to indemnify, defend and hold harmless Buyer from all damage, loss, cost or expense incurred by Buyer as a result of any claim asserted against Buyer with regard to the payment or nonpayment of any such royalties pertaining to Liquid Helium and related technology, except to the extent that Buyer knowingly created or assumed and such royalty obligation without the written consent of Seller.

ARTICLE 11: WARRANTY

11.1	WARRANTY

Seller warrants that the Liquid Helium delivered to Buyer shall conform to the specification set forth in Article 4 and that at the time of delivery, Seller shall have good title and right to transfer the Liquid Helium and that the Liquid Helium shall be delivered free of encumbrances. THERE IS NO WARRANTY OF MERCHANTABILITY AND THERE ARE NO OTHER WARRANTIES, EXPRESSED, OR IMPLIED, THAT EXTEND BEYOND THIS STANDARD OF PURITY. Seller offers no warranty that any Liquid Helium delivered hereunder shall be fit for any particular purpose and any implied warranty or condition (whether statutory or otherwise) in this connection is hereby disclaimed. In the event that any deliveries are made by Seller to Buyer hereunder of any Liquid Helium that does not conform to the specifications set forth in this Agreement, whether or not caused by the negligence of Seller, Buyer’s sole and exclusive remedy shall be to reject such Liquid Helium and to obtain from Seller an equivalent quantity of replacement Liquid Helium for the quantity so rejected that does conform to such specification, at no additional cost to Buyer. Written Notice of each such rejection shall be made by Buyer to Seller within fifteen (15) Days after initial arrival of the Containers containing the Liquid Helium so rejected at Buyer’s filling facility. Any failure by Buyer to give Seller such Notice prior to the expiration of such fifteen (15) Day period shall constitute a complete defense by Seller for all claims related to any off-spec Liquid Helium delivered at such time.

ARTICLE 12: LIABILITY AND INDEMNITY

12.1	INDEMNITY

Subject to the limitations contained in Article 11 and this Article 12, each Party agrees to indemnify the other and hold it harmless from and against any and all claims (including, but not limited to all cost, expense, loss, damage, liability, and reasonable attorney’s fees) that may result from its own acts of negligence or omissions or those of its servants, agents and employees, provided that each Party agrees to make no claim against the other on account thereof.

12.2	LIABILITY WHILE HELIUM IS IN CONTROL OR POSSESSION

Seller shall be deemed to be in control and possession of the Liquid Helium delivered hereunder and responsible for any damages or injuries caused thereby until the title and risk of loss transfer as provided for in Section 5.1 herein. After such delivery, Buyer shall be deemed to be in control and possession of the Liquid Helium and responsible for any injuries or damages caused thereby. Subject to the limitations contained in Article 11 and this Article 12, each Party is responsible for its own negligence and the negligence of its agents, employees and assigns irrespective of the time or point of delivery.

12.3	LIABILITY FOR INJURY OR DEATH

Seller shall not be liable, unless caused by the gross negligence or willful misconduct of the Seller, for injury to or death of any person or damage to any property resulting from any possession or use of Helium sold or delivered by or on behalf of Seller hereunder, including, without limitation, use in any manufacturing process or in any testing, alone or in combination with other substances, and Buyer agrees that the protection given to Seller by this subsection shall constitute a complete defense against any direct or derivative claim by, on behalf of, or through Buyer, based on any possession or use of such Helium by Buyer or by any third-party, including (without limitation) claims involving contribution or indemnification

12.4	CONSEQUENTIAL DAMAGES

Neither Party shall be liable for any special, indirect or consequential damages, or lost profits of any kind or character howsoever arising under this Agreement.

12.5	OTHER LIABILITY

Notwithstanding the foregoing or anything to the contrary in Buyer’s Order or any other document, except for liability of Seller while the Helium is in its control or possession as detailed in Article 12.2 above or Seller’s liability for personal injury or death caused solely by Seller’s negligence, Seller’s liability for any damages howsoever occurring, whether based in tort, warranty, strict liability, negligence or any other theory of law shall be limited to and not exceed the payment, if any, received by Seller for the specific quantity of Helium which is the subject of any claim or dispute, even if a term of any agreement fails of its essential purpose. Buyer agrees that the forgoing exclusion and limitation is a reasonable allocation of risk.

ARTICLE 13: FORCE MAJEURE

13.1	EVENTS OF FORCE MAJEURE

If either Buyer or Seller is prevented or rendered unable, by Force Majeure, to perform or comply with any obligation of this Agreement, upon giving written Notice and reasonably full particulars to the other Party, such obligation shall be suspended during the continuance of the inability so caused and such Party shall not be considered in default in the performance of its obligations under this Agreement; provided, however, that obligations to make payments for Liquid Helium delivered shall not be suspended; and provided further that the Party asserting Force Majeure shall take all commercially reasonable steps to remedy the cause of suspension so as to minimize the consequence of such suspension. Notwithstanding the foregoing, settlement of strikes and lockouts shall be wholly within the discretion of the Party having the difficulty. The term of the Agreement shall not be extended by the period of time during which obligations hereunder have been suspended pursuant to this Article 13.

13.2	NOTICE

The Party asserting Force Majeure shall in each instance give the other Party Notice as soon as possible but no later than two (2) working days after knowledge of the beginning of the circumstances of Force Majeure. Such Notice shall include a detailed description of the events or circumstances of Force Majeure and an estimate of the anticipated period of suspension of performance hereunder. Not later than two (2) working Days after the cessation of any such continuing events or circumstances constituting Force Majeure, the Party that asserted the same shall give the other Party Notice of the date of such cessation.

13.3	REMEDY

Any Party whose non-performance is excused under this Article 13 shall, as soon as practicable after the commencement of the Force Majeure event or circumstance, proceed with reasonable diligence and do all things reasonably practicable at its own reasonable cost to remedy the event or circumstance causing the failure as expeditiously as possible and to minimize the interruption thereby caused to the performance of its obligations hereunder as may be affected, provided that:

(i)            No Party shall be required to settle any labor dispute or industrial or public disturbance except in such manner as it shall in its own judgment consider acceptable;

(ii)            No Party shall be required to incur any extraordinary costs or make more than commercially reasonable investments;

(iii)            No Party shall be required to buy Liquid Helium from a third party, or respectively, to sell Liquid Helium to a third party.

13.4	EARLY TERMINATION EVENT

If any event of Force Majeure prevents the sale and delivery or the purchase and receipt of at least 6,000,000 SCF of Product over any twelve (12) consecutive month period, the non-claiming Party shall have the right to terminate this Agreement by providing Notice to the Party claiming Force Majeure and such termination shall have immediate effect. If any amount of the Advance remains outstanding and unpaid at such time, the Seller shall repay the Advance in full, together with all accrued and unpaid interest thereon, within five (5) days of the Agreement being terminated.

ARTICLE 14: EARLY TERMINATION

14.1	EARLY TERMINATION

Either Seller or Buyer may terminate this Agreement; (i) if the other Party shall fail to perform a material obligation hereunder and such failure is not cured within thirty (30) Days following Notice to the defaulting Party; or (ii) if the other Party shall file a petition in bankruptcy or if a receiver shall be appointed for the business or assets of such other Party and said receiver is not discharged within thirty (30) Days of such appointment. In addition, Seller may terminate in accordance with the provisions of Section 7.2 or Section 21.6.

14.2	SURVIVAL

In the event that the Agreement is terminated by Seller for any reason whatsoever (i), Buyer’s material obligation to pay Seller for all amounts due (including its Take or Pay Obligation for the unexpired portion of the Contract Term) and (ii) all of the rights, obligations and agreements of the Parties under Section 7.3, shall shall survive termination of the Agreement.

ARTICLE 15: ASSIGNMENT

15.1	ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and permitted assigns of the respective Parties hereto. It is provided, however, that no assignment of the Agreement shall be made by Buyer or Seller without the prior written consent of Seller or Buyer, as the case may be, which consent shall not be unreasonably withheld, except that consent shall not be required for i) assignments, transfers, pledges or encumbrances of this Agreement or the accounts, revenues or proceeds hereof in connection with any financing or other financial arrangements made to secure the payment of money, and ii) assignments to an Affiliate. In the event of an assignment permitted under clause (i) or (ii) above, the assignor shall be deemed to be a guarantor of the performance of the obligations assigned to the assignee notwithstanding any subsequent modifications of such obligations.

15.2	CHANGE OF CONTROL

Subject to the following sentence, Seller will own the Plant at all times during the term of this Agreement. In the event that Seller or Pledgor sells its interest in the Pecos Slope Field, the Plant, or any of the assets from which the Helium sold hereunder is produced, Seller shall to require that the entity who acquires such assets shall accept assignment of this Agreement as a condition of said purchase.

ARTICLE 16: DISPUTE RESOLUTION

16.1	DISPUTE RESOLUTION

Subject to Section 6.3, in the event of any disputes, claims, controversies, disagreements or differences under this Agreement (“Dispute”), the Parties will use their best efforts to settle the Dispute amicably. They will consult and negotiate with each other in good faith and attempt to reach a just and equitable solution satisfactory to both Parties. In instances where the Parties are unable to reach resolution of a Dispute within sixty (60) days after either Party has declared a dispute by sending Notice to the other Party, then the Dispute shall be subject to non-binding mediation in accordance with the American Arbitration Association Arbitration (“AAA”) Rules and Mediation Procedures. If the Dispute is not settled via mediation, it shall be submitted to binding arbitration in accordance with the Federal Arbitration Act and the Arbitration Rules of the AAA.

ARTICLE 17: INTENTIONALLY LEFT BLANK

ARTICLE 18: NOTICES

18.1	ADDRESSES

Any Notice, claim, request, demand, statement or payment provided for in this Agreement shall be mailed, sent by facsimile or sent via electronic mail to the Parties at the following addresses:

Seller	New Era Helium Corp. 4501 Santa rosa Drive Midland, Texas 79707

Attn: E. Will Gray
Chief Executive Officer
Tel:
Mob:	+1 (832) 270-6479
E-Mail:	will@newerahelium.com

Buyer	AirLife Gases USA Inc. 183 Broadway – Suite 210 Hicksville, New York 11801

Attn:	Mr. Kiran Karnawat President
Tel::	+91 98228 87777
E-Mail:	kiran.karnawat@airlifegases.com

18.2	CHANGE OF ADDRESS

Either Party may change its address under this Article by giving prior Notice to the other Party.

ARTICLE 19: CONFIDENTIALITY

19.1	CONFIDENTIALITY

Except as required by law, regulation or order of governmental authority, Seller and Buyer and their respective agents, employees, officers, directors, consultants and attorneys shall keep and maintain this Agreement and all of the terms and provisions hereof in strict confidence for the term of the Agreement and will not transmit, reveal, disclose or otherwise communicate the substance or any of the terms or provisions of this Agreement to any other person not an agent, contractor or consultant of Seller or Buyer; provided, however, that a Party may make such disclosures as may be necessary to provide verification to a third party retained by that Party’s customers and suppliers whose prices are contractually related to the Price of Liquid Helium hereunder (provided that such third party agrees with the disclosing Party not to disclose the terms or provisions of this Agreement to such customers and/or suppliers), and further provided that Seller may make such disclosures as may be required in its lease agreements with royalty owners and by taxing authorities or any litigation or arbitration concerning Helium prices. The terms of this Agreement may be disclosed in any litigation involving this Agreement and to the Affiliates, investors, auditors, counsel, lenders or potential lenders, and other professional advisors, and agents or contractors of Seller or Buyer, or potential purchasers of properties subject to this Agreement; provided that, in any such disclosure other than litigation involving this Agreement, the person or party to whom such disclosure is made agrees to be bound by this confidentiality provision. Seller shall also have the right to disclose terms and provisions of this Agreement in any prospectus for an initial public offering.

ARTICLE 20: GENERAL

20.1	NO WAIVER

The failure of either Party to exercise any right granted hereunder shall neither impair nor be deemed as a waiver of such Party's privilege of exercising such right at any subsequent time or times.

20.2	HEADINGS

All headings appearing herein are for convenience only, and shall not be considered a part of this Agreement for any purpose or as in any way interpreting, construing, varying, altering or modifying this Agreement or any of the provisions hereof.

20.3	APPLICABLE LAW

The provisions of this Agreement shall be construed in accordance with the laws of the state of Texas and shall be subject to valid present or future laws, rules, regulations and orders of duly constituted authorities having jurisdiction or control.

20.4	ENTIRE AGREEMENT

This Agreement contains all of the terms and conditions between the Parties with respect to the subject matter. All changes, alterations or modifications of this Agreement shall be made in writing and signed by an authorized representative of the Parties. Except as expressly provided herein, there are no representations, warranties, promises or inducements made by the Parties with respect to the subject matter of this Agreement. Any purchase orders utilized to facilitate the transactions contemplated herein shall not be deemed to modify the obligations of the Parties set forth herein and, in the event of a conflict between the terms of the Agreement and the terms of any purchase order, the terms set forth in this Agreement shall prevail.

20.5	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

20.6	LANGUAGE

This Agreement is made and executed in the English language.

20.7	SEVERABILITY

In the event that any one or more of the provisions, or parts of any provisions, contained in the Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the same shall not invalidate or otherwise affect any other provision hereof, and the Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of any provision had never been contained herein. If, however, the effect of such construction of the Agreement shall be to materially modify the relative rights, benefits and responsibilities of the Parties hereunder, the invalid, illegal or unenforceable provision shall instead be deemed to have been modified only to the extent minimally required in order to make such provision valid, legal and enforceable.

ARTICLE 21: COMPLIANCE WITH U.S. EXPORT REGULATIONS

21.1	APPLICABILITY OF U.S. EXPORT CONTROL LAWS

Buyer understands that products supplied by Seller are subject to regulation by various United States government agencies, which prohibit the export, re-export or diversion of the products, information about the products, and derivatives of the products to certain countries and certain persons, or for certain end uses (collectively, “U.S. Export Control Laws”).

21.2	BUYER AGREEMENT TO COMPLY

Buyer agrees to strictly comply with all U.S. Export Control Laws as currently in effect and promulgated from time to time hereafter, including, but not limited to, the provisions of the Export Administration Act of 1979, 50 U.S.C. Appx. §§ 2401 et seq., the Trading with the Enemy Act, 50 U.S.C. § 1 et seq., the Arms Export Control Act, 22 U.S.C. §§ 2778(a) and 2794(7), the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq., the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1 et seq., and all regulations promulgated from time to time thereunder, as well as special sanction programs and embargoes administered by the United States Treasury Department’s Office of Foreign Assets Control.

21.3	PROHIBITED ENTITIES

Without limiting the generality of the foregoing, Buyer certifies that it will not, without the express prior written permission of Seller and receipt of all necessary U.S. Government licenses or other approvals, sell or permit the resale of any Seller-supplied product to:

(a)	the governments of Iran, Syria, Democratic People's Republic of Korea, Cuba, Russia, or to any individual or entity located within those countries;

(b)	any individual or entity identified on the so-called Denied Persons List, Entity List, Unverified List, or Specially Designated Nationals List, or any party identified under General Order 3 to Part 736 of the Export Administration Regulations; (see http://www.bis.doc.gov/complianceandenforcement/liststocheck.htm)

(c)	any individual or entity for use in a chemical or biological weapons, nuclear or missile program.

21.4	EMPLOYEE & CONTRACTOR COMPLIANCE

Buyer will ensure that all employees and contractors of Buyer comply with the above restrictions with respect to Seller-supplied products.

21.5	BUYER NOTIFICATION OF VIOLATIONS

Buyer will immediately notify Seller in writing in the event it becomes aware of any transaction (direct or indirect) involving the sale or resale of Seller-supplied product to the governments of Iran, Democratic People's Republic of Korea, Cuba, Russia, or to any person or entity located within those countries.

21.6	SELLER’S RIGHT TO TERMINATE

Seller reserves the right to immediately terminate the Agreement, without liability to Seller of any kind (except to the extent of the surviving obligations under Section 7.3 and under any other agreements between Buyer and Seller, including the Promissory Note), if, any action taken by Buyer or anyone acting on its behalf constitutes a violation of U.S. Export Control Laws or may subject Seller or any Affiliate of Seller to legal liability or loss of export privileges.

ARTICLE 22 – SAFETY & SECURITY

22.1	SAFETY & SECURITY

While present on Third-Party Toller’s premises or in the vicinity of the Tolling Facility, Buyer shall comply and shall secure compliance by its subcontractors, with any of Third-Party Toller’s rules and regulations concerning security and concerning the health, safety and welfare of the general public and of persons employed at or in the vicinity of the Tolling Facility. Seller will ensure that these rules and regulations shall be furnished to Buyer from time to time by Third-Party Toller. Such rules and regulations shall be considered minimum requirements under this Agreement, and shall not limit any of Buyer's other obligations as to safety and security.

22.2	INGRESS & EGRESS

Seller shall ensure that Third-Party Toller grants and assigns to Buyer and its employees, contractors, agents, representatives, invitees, vehicles and equipment, during the term of this Agreement without fee or charge of any kind, all requisite authorizations of access or licenses to ensure access across its property and the right to perform thereon any acts reasonably necessary for Buyer to take delivery of Liquid Helium and otherwise carry out the terms of this Agreement, subject to Buyer and its employees’, contractors’, agents’, representatives’, and invitees’ compliance with Third-Party Toller’s site access rules and policies that are applicable to all third parties. Buyer shall be responsible for its employees’, contractors’, agents’, representatives’, and invitees’ compliance thereof.

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EXHIBIT B: REAL PROPERTY ASSETS

[ATTACH DESCRIPTION]

STATE	COUNTY	LEASE IDENTIFICATION	LEGAL DESCRIPTION
NM	CHAVES	USA NM-27634	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 14: ALL SECTION 15: S/2 SECTION 23: N/2
NM	CHAVES	USA NM-19421	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 1: ALL SECTION 11: N/2, N/2S/2, SW/4, SW/4SE4 SECTION 24: SW/4, W/2SE/4, SE/4SE/4
NM	CHAVES	USA NM 53957	TOWNSHIP 6 SOUTH, RANGE 26 EAST SECTION 15: S/2NW/4
NM	CHAVES	Doris Aschcraft et vir to Stevens Oil Company, dated 8/24/1989, recorded in Book 64 at Page 101	TOWNSHIP 6 SOUTH, RANGE 26 EAST SECTION 15: N/2NW/4
NM	CHAVES	Robert E. Landreth et ux to Stevens Oil Company, dated 7/11/1989, recorded in Book 63 at Page 760	TOWNSHIP 6 SOUTH, RANGE 26 EAST SECTION 15: N/2NW/4
NM	CHAVES	JAP Oil Corporation to Stevens Oil Company, dated 7/31/1989, recorded in Book 63 at Page 762	TOWNSHIP 6 SOUTH, RANGE 26 EAST SECTION 15: N/2NW/4
NM	CHAVES	David D. Workman et ux to Stevens Oil Company, dated 6/19/1989, recorded in Book 63 at Page 758	TOWNSHIP 6 SOUTH, RANGE 26 EAST SECTION 15: N/2NW/4
NM	CHAVES	Pauline Smith to Stevens Oil Company, dated 8/21/1989, recorded in Book 64 at Page 287	TOWNSHIP 6 SOUTH, RANGE 26 EAST SECTION 15: N/2NW/4
NM	CHAVES	USA NM-38342	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 4: LOT 2, S/2NE/4, SE/4, NW/4SW/4 SECTION 5: LOT 2, SW/4NE/4, SW/4SE/4, NW/4SW/4, S/2SW/4 SECTION 9: ALL

STATE	COUNTY	LEASE IDENTIFICATION	LEGAL DESCRIPTION
NM	CHAVES	USA NM-29417	TOWNSHIP 8 SOUTH, RANGE 25 EAST SECTION 12: SE/4, E/2SW/4 SECTION 13: NE/4NW/4, N/2NE/4 SECTION 14: NW/4 SECTION 25: NE/4
NM	CHAVES	USA NM-29621	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 11: SE/4SE/4 SECTION 12: ALL SECTION 13: W/2, W/2E/2, NE/4NE/4, SE/4SE/4
NM	CHAVES	Hubert F. Atkins, et ux to Stevens Oil Company, dated 5/21/1982, recorded in Miscellaneous Records Book 207 at Page 266	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 28: S/2
NM	CHAVES	First National Bank of Roswell as Trustee of the Evert Living Trust to Stevens Oil Company, dated 5/26/1981, recorded in Miscellaneous Records Book 208 at Page 459	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 28: S/2
NM	CHAVES	USA NM-29207	TOWNSHIP 8 SOUTH, RANGE 25 EAST SECTION 13: S/2NE/4, SE/4NW/4, SE/4
NM	CHAVES	USA NM-43524	TOWNSHIP 7 SOUTH, RANGE 25 EAST SECTION 1: S/2NW/4, SW/4SE/4 SECTION 11: W/2, W/2E/2 SECTION 13: SW/4, W/2SE/4
NM	CHAVES	USA NM-29417	TOWNSHIP 8 SOUTH, RANGE 25 EAST SECTION 12: E/2SW/4 SECTION 13: N/2NE/4, NE/4NW/4 SECTION 14: NW/4
NM	CHAVES	USA NMLC-067811	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 33: N/2, SW/4, E/2SE/4, SW/4SE/4
NM	CHAVES	STATE NM LG-1459	TOWNSHIP 7 SOUTH, RANGE 26 EAST SECTION 36: NE/4NE/4, NE/4NW/4, S/2N/2 TOWNSHIP 8 SOUTH, RANGE 26 EAST SECTION 2: LOTS 3, 4; S/2NW/4, SW/4, SW/4NE/4

STATE	COUNTY	LEASE IDENTIFICATION	LEGAL DESCRIPTION
NM	CHAVES	USA NM-022584

TOWNSHIP 7 SOUTH, RANGE 26 EAST

SECTION 20: E/2SE/4, for all depths from the surface of the earth down to and including a subsurface depth of 4,380 feet

SECTION 28: N/2, for all depths from the surface down to 4,500 feet subsurface

SECTION 29: SE/4, SE/4NE/4, for all depths from the surface of the earth down to and including a subsurface depth of 4,500 feet

WELL NAME	COUNTY	STATE	API#
ATKINS 1	Chaves	NM	30-005-61773
COBIE EBEID FEDERAL 1	Chaves	NM	30-005-61350
COBIE EBEID FEDERAL COM 2	Chaves	NM	30-005-61873
EDMONDSON FEDERAL 2	Chaves	NM	30-005-61141
EDMONDSON FEDERAL 3	Chaves	NM	30-005-61307
HANAGAN A FEDERAL 1	Chaves	NM	30-005-61265
HANAGAN A FEDERAL 2	Chaves	NM	30-005-62149
HANAGAN FEDERAL 1	Chaves	NM	30-005-61041
HANAGAN FEDERAL 2	Chaves	NM	30-005-61481
HANAGAN FEDERAL 4	Chaves	NM	30-005-61595
HANAGAN FEDERAL 5	Chaves	NM	30-005-62996
HELEN COLLINS FEDERAL 2	Chaves	NM	30-005-61814
HELEN COLLINS FEDERAL 4	Chaves	NM	30-005-62088
HELEN COLLINS FEDERAL 5	Chaves	NM	30-005-62093
HELEN COLLINS FEDERAL 6	Chaves	NM	30-005-62139
HELEN COLLINS FEDERAL COM 1	Chaves	NM	30-005-61424
HELEN FEDERAL COM 1	Chaves	NM	30-005-62638
IRWIN FEDERAL 1	Chaves	NM	30-005-62477
M & M FEDERAL - PRO 1	Chaves	NM	30-005-60957
M & M FEDERAL - PRO 2	Chaves	NM	30-005-61402
MCKNIGHT 2	Chaves	NM	30-005-60874
MCKNIGHT 3	Chaves	NM	30-005-60945
MIKE FEDERAL COM 1	Chaves	NM	30-005-62132
NICHOLS DALE FEDERAL 5	Chaves	NM	30-005-61806
NICHOLS DALE FEDERAL 6	Chaves	NM	30-005-61854
NICHOLS DALE FEDERAL 7	Chaves	NM	30-005-62071
NICHOLS DALE FEDERAL 8	Chaves	NM	30-005-62090
NICHOLS DALE FEDERAL 9	Chaves	NM	30-005-63181
O'CONNELL FEDERAL COM 1	Chaves	NM	30-005-62740
PAUL HICKS FEDERAL 1	Chaves	NM	30-005-61388
RAILROAD STATE 1	Chaves	NM	30-005-62098
RAILROAD STATE 2	Chaves	NM	30-005-63352
SUN FEDERAL 2	Chaves	NM	30-005-61126
SUN FEDERAL 3	Chaves	NM	30-005-61351
SUN FEDERAL 4	Chaves	NM	30-005-61596
SUN FEDERAL 5	Chaves	NM	30-005-63311

EXHIBIT C: FORM OF PROMISSORY NOTE

[FORM OF PROMISSORY NOTE ATTACHED BEGINNING ON NEXT PAGE]

EXHIBIT C

PROMISSORY NOTE

U.S. $2,000,000	August 25, 2023

FOR VALUE RECEIVED, NEH Midstream LLC, a limited liability company organized and existing under the laws of Texas, with an office at 4501 Santa Rosa Drive, Midland, Texas 79707 (the “Maker”), promises to pay to the order of AIRLIFE GASES USA INC., a Delaware corporation with its registered office at 183 Broadway, Suite 210, Hicksville, New York 11801 (together with its successors and assigns, the “Holder”), the principal sum of Two Million Dollars (U.S. $2,000,000) (the “Advance Amount”), or such lesser amount as shall equal the outstanding principal amount of the Advance made and outstanding in accordance with this Note.

1.            Defined Terms. Term used in this Note and not otherwise defined herein shall have the meanings ascribed thereto below:

“Advance Default” means the occurrence of any of the following prior to the repayment in full of the Advance to Holder: (i) Maker shall fail to make any payment relating to the repayment of the Advance or interest thereon within five (5) business days after the same shall be due and payable pursuant to this Note, (ii) an Insolvency Event shall occur with respect to Maker or Pledgor, (iii) any lien created under or provided by this Note, the Guaranty or the NM Mortgage for any reason ceases to be or is not a valid and perfected Lien having a first priority interest, (iv) any representation and warranty made by Maker or Pledgor to Holder in this Note or in the NM mortgage shall prove to have been incorrect or misleading in any material respect on the date when made or (V) the occurrence of an “Event of Default” as defined in the NM Mortgage.

“Collateral” means all right, title and interest of Pledgor in all of the property and assets pledged to Holder by Pledgor as collateral pursuant to the NM Mortgage, including, without limitation, the Real Property Assets and all Proceeds of any and all of the foregoing, in each case, whether now existing or hereafter arising or created and whether now owned or hereafter acquired.

“Commencement Date” shall have the meaning set forth in the Purchase Agreement.

“Guaranty” means the Limited Guaranty executed by Solis Partners, L.L.C. for the benefit of Holder, dated as of the date hereof.

“Insolvency Event” means, with respect to any Person, (i) such Person shall fail generally to pay its debts as they come due, or shall make a general assignment for the benefit of creditors; or any case or other proceeding shall be instituted by such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of it or its debts under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or seeking the entry of an order for relief or the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets; or such Person shall take any corporate or limited liability company action to authorize any of such actions; or (ii) a case or other proceeding shall be commenced, without the application or consent of such Person in any court seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and (A) such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of thirty (30) consecutive days or (B) an order for relief in respect of such Person shall be entered in such case or proceeding or a decree or order granting such other requested relief shall be entered.

“NM Mortgage” means that certain Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing And Financing Statement executed by Pledgor, as mortgagor, in favor of Holder, as mortgagee, encumbering the Real Property Assets and other Collateral described therein.

“Person” shall mean an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature.

“Plant” means the helium purification plant located at the Pecos Slope Field in Chaves County, New Mexico approximately 20 miles north of Roswell, New Mexico with inlet gas capacity of 20,000 MCF per day and expected helium capacity of approximately 32 MMCF per year which will produce the gaseous helium to be tolled and sold as liquid helium pursuant to the Purchase Agreement.

“Pledgor” means Solis Partners, L.L.C., a limited liability company organized and existing under the laws of Texas, with an office at 4501 Santa Rosa Drive, Midland, Texas 79707.

“Purchase Agreement” means the Contract of Sale and Purchase of Liquid Helium dated as of the date hereof by and between Maker, as Seller and Holder, as Buyer.

“Real Property Assets” means (a) all rights, titles, interests and estates in and to the oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, fee interests, surface interests, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature, located in Chaves County, New Mexico and set forth on Exhibit A attached hereto, (b) all properties now or hereafter pooled or unitized therewith, (c) all presently existing or future agreements which may affect all or any portion thereof, (d) all property, real or personal, affixed thereto or situated thereon and used, held for use or useful in the development thereof and (e) all oil, gas, condensate, helium, or other minerals and substances produced and saved or attributable thereto, in each case, whether now owned or hereafter acquired by Pledgor, or purported to be owned by Pledgor in the NM Mortgage and the representations and warranties set forth therein.

“UCC” means Uniform Commercial Code enacted, and as in effect from time to time, in the applicable jurisdiction

2.            ADVANCE. No later than ten (10) days after the date hereof, Holder hereby agrees to make an advance of cash to or for the benefit of Maker in an amount equal to the Advance Amount (the “Advance”), to be evidenced and governed by this Note. Once repaid, the Advance may not be re- borrowed. The proceeds of the Advance shall be used solely to pay for direct costs and expenses actually incurred by Maker in connection with the construction, furnishing and equipping of the Plant (“Project Costs”). Maker hereby authorizes Holder, on the date of the Advance, to pay the entire $2,000,000 of the funds directly to the contractor, subcontractor or other vendor to whom such payment of Project Costs is being made (the “Designated Payee”) according to the instructions set forth on Exhibit B hereto.

3.            INTEREST. The outstanding amount of the Advance shall accrue interest at the rate of 0.0211%, compounded daily, equivalent to an annual interest rate of eight percent (8%), commencing on the date the Advance is made and continuing until repaid. Interest accruing on the outstanding amount of the Advance from the date of the Advance through and including the Commencement Date shall be paid in kind on the Commencement Date by adding the accrued and unpaid amount thereof to the outstanding amount of the Advance. After the Commencement Date, interest shall be paid monthly in arrears on the tenth (10th) day of each calendar month (or if such day is not a business day, on the first business day thereafter), commencing with the first calendar month following the calendar month in which the Commencement Date occurs (each such date, a “Payment Date”), in an amount equal to the amount of accrued and unpaid interest as of the last day of the prior calendar month.

4.            PAYMENT. The amount of the Advance, plus all capitalized interest added to the amount thereof as of the Commencement Date (“Adjusted Advance Amount”), shall be repaid by Maker in eighteen (18) equal monthly installments on each Payment Date (such monthly repayment of the Advance, together with the interest payment due on the related Payment Date, shall be referred to herein collectively as the “Monthly Installment”). Except as set forth in the following paragraph, the payment of each Monthly Installment shall be paid by wire transfer of immediately available funds to the account of Holder in accordance with the instructions set forth on Exhibit C hereto or as otherwise designated from time to time by Holder for such purpose.

5.            OFFSET. Notwithstanding anything herein to the contrary, Maker may pay any Monthly Installment by offsetting against such amount the amount payable by Holder under the Purchase Agreement for liquid helium deliveries made pursuant to the Purchase Agreement in the immediately prior calendar month, provided that (i) such offset shall be included in an invoice issued pursuant to the Purchase Agreement and (ii) such invoice shall have been issued to Holder on or before the related Payment Date. If for any calendar month, the amount of the Monthly Installment exceeds the invoiced amounts payable by Holder with respect to liquid helium deliveries in the prior calendar month, Maker shall pay such excess on the Payment Date by wire transfer of immediately available funds to the account of Holder in accordance with the instructions set forth on Exhibit C hereto or as otherwise designated from time to time by Holder for such purpose.

6.            MATURITY DATE. The entire unpaid amount of this Note and all accrued but unpaid interest on the Advance, if not earlier paid, shall be due and payable in full on the earlier of (i) the date that is eighteen (18) months after the Commencement Date, or (ii) May 30, 2027.

7.            SECURITY. To secure the prompt payment and performance of Maker of its obligations under this Note, including payment in full of the Advance and all accrued and unpaid interest, and the obligations of Pledgor under the Guaranty, Pledgor shall deliver to Holder on the date hereof the NM Mortgage, fully executed and notarized and in proper form for recording in Chavez County, NM. The Pledgor agrees that it shall, from time to time at the request of the Holder, execute and deliver such documents and do such acts and things as the Holder may reasonably request in order to provide Holder with a first priority perfected security interest in the Real Property Collateral and in the other Collateral. Pledgor agrees to use commercially reasonable efforts to, within ninety (90) days of the date of this Note, obtain and record or cause to be recorded a release from Frost Bank of those certain deeds of trust or other security instruments listed on Exhibit D attached hereto pursuant to which Dansk Pipeline, L.P. has granted a lien in favor of Western National Bank (as predecessor in interest of Frost Bank) upon any of the Real Property Collateral.

8.            CONDITIONS TO EFFECTIVENESS. The obligations of Holder to consummate the transactions contemplated herein and to make the Advance in accordance herewith are subject to the satisfaction (or waiver), in the sole judgment and discretion of Holder, of the following:

(a)	Maker shall have delivered to Holder an executed copy of the Purchase Agreement, duly executed by each party thereto;

(b)	Holder shall have received an executed copy of the Guaranty, duly executed by the Pledgor; and

(c)	Holder shall have received an original executed copy of the NM Mortgage, duly executed and notarized by Pledgor and in proper form for recording in Chavez County, NM.

9.            DEFAULT. Upon the occurrence of an Advance Default, (i) Holder may, by notice to Maker, declare the entire outstanding amount of this Note to be immediately due and payable (provided that upon the occurrence of an Advance Default specified in clause (ii) of the definition thereof, this Note shall immediately become due and payable automatically), together with all accrued and unpaid interest thereon and all costs payable pursuant to this Note and (ii) in addition to the rights and remedies provided herein, in the NM Mortgage, the Guaranty or in any other documents relating to the Advance, or as provided by applicable law (including, without limitation, levy of attachment, garnishment, and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), Holder shall have all of the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted, and regardless of whether the UCC applies to the affected Collateral).

10.            TERMINATION. In the event the Purchase Agreement is terminated pursuant to Section 2.3, Section 3.2.3, Section 13.4, or Section 14.1 thereof, Maker shall pay the total amount of remaining Monthly Installments to Holder within five (5) days of the date of such termination.

11.            COST OF COLLECTION. If this Note or any installment of interest is not paid when due, whether at maturity or by acceleration, the Maker promises to pay all costs of collection, including without limitation, all costs and expenses incurred by the Holder in connection with the enforcement of this Note, whether or not suit is filed hereon or thereon, including without limitation, all costs, expenses and reasonable attorneys’ fees and expenses actually incurred by the Holder on account of collection and/or in connection with any insolvency, bankruptcy, arrangement or other similar proceedings involving the Maker, or involving any endorser hereof, which in any way affects the exercise by the Holder of its rights and remedies under this Note.

12.            ASSIGNMENT. The Holder may from time to time sell or assign, in whole or in part, this Note and the obligations evidenced hereby. The purchaser or assignee of any such sale or assignment shall be entitled to all of the rights, obligations and benefits of Holder and shall be deemed to hold and may exercise any rights of setoff with respect to any and all obligations of such purchaser or assignee to Maker, in each case as fully as though Maker were directly indebted to such purchaser or assignee. The Maker may not assign any of its rights or obligations under this Note without the express prior written consent of the Holder.

13.            OBLIGATIONS ABSOLUTE. The payment obligations of Maker under this Note are absolute and unconditional, without, except as set forth in Section 6, any right of rescission, setoff, counterclaim or defense for any reason against Holder. Maker agrees that payment of the obligations by Maker, when due and payable pursuant to the terms of this Note, is not subject (except to the extent set forth in Section 6) to compromise, adjustment, extension, satisfaction, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction, termination or modification, whether arising out of transactions concerning the Note, or otherwise. Without limitation to the forgoing, to the fullest extent permitted under applicable law and notwithstanding any other term or provision contained in this Note, Maker hereby waives (i) presentment, protest and demand, notice of default, notice of intent to accelerate, notice of acceleration, notice of protest, notice of demand and of dishonor and non-payment of the obligations under this Note, (ii) any requirement of diligence or promptness on Holder’s part in the enforcement of its rights under the provisions of this Note, (iii) all notices of every kind and description which may be required to be given by any statute or rule of law, (iv) the pleading of any statute of limitations as a defense to any demand under this Note and (v) any defense to the obligation to make any payments required under this Note. Maker hereby waives demand, presentment, protest, all defenses with respect to any and all instruments and all notices and demands of any description.

14.            SURVIVAL. This Note shall survive the termination of the Purchase Agreement and shall remain in full force and effect until such time as the outstanding amount of the Advance and all accrued and unpaid interest thereon shall have been paid in full.

15.            CURRENCY. Cash payments of principal and interest evidenced hereby are payable only in lawful money of the United States. The receipt of a check shall not, in itself, constitute payment hereunder unless and until paid in good funds.

16.            ELECTRONIC SIGNATURE. This Note may be executed by an Electronic Signature as that term is defined in, and in compliance with, 15 USC §7001 et seq, as may be amended and/or Texas Business & Commerce Code § 322.001 et seq, as may be amended. Maker, Payee and Pledgor (by its acceptance hereof) consent to the use of electronic and/or digital signatures on this Note, the Guaranty and any other agreement or instrument executed in connection herewith. This Note and any such other agreements or instruments may be signed electronically or digitally in a manner specified solely by Maker. Delivery of an executed counterpart of a signature page of this Note and any such other agreements or instruments by portable document format (.pdf) attachment, docusign or other electronic means shall be effective as delivery of a manually executed counterpart of this Note or such Security Instrument(s).

17.            BUSINESS DAY. Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest in this Note. As used herein, “Business Day” means a day of the year on which banks are not required or authorized by applicable law to close in Dallas, Texas.

18.            GOVERNING LAW; JURISDICTION; VENUE. This Note is to be governed and construed in accordance with the laws of the State of Texas (without regard to conflicts of laws principles). In any action brought under or arising out of this Note, the Maker hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Texas and of the United States, in each case located in Dallas, Texas, in any action or proceeding arising out of or relating to this Note, the Guaranty or the NM Mortgage or for recognition or enforcement of any judgment, and the Maker hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such state court or, to the extent permitted by law, in such federal court. The Maker agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Maker irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any state court of the State of Texas or court of the United States, in each case located in Dallas, Texas. The Maker hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

19.            WAIVER OF IMMUNITY. To the extent that the Maker has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Maker hereby irrevocably and unconditionally waives such immunity in respect of its obligations under this Note and, without limiting the generality of the foregoing, agrees that the waivers set forth herein shall have the fullest scope permitted under the law and are intended to be irrevocable.

20.            SERVICE. The Maker further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below its signature hereto shall be effective service of process for any litigation brought against it in any such court.

21.            WAIVERS. The Maker hereby (i) expressly, knowingly and voluntarily waives any right to trial by jury of any claim or cause of action arising under this Note or in any way connected with or incidental to the dealings of the parties with respect to this Note or the transactions contemplated thereby, whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise, and (ii) agrees and consents that any such claim or cause of action shall be decided by court trial without a jury, and that any party to this note may file an original counterpart or a copy of this section as written evidence of the consents of the parties to the waiver of their respective rights to trial by jury.

15.            INVALIDITY. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Note, and this Note shall be carried out as if any such invalid or unenforceable provision were not contained herein.

16.            USURY. In no contingency or event whatsoever shall interest charged in respect of the amounts owing hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If such a court determines that the Holder has received interest hereunder in excess of the highest rate applicable hereto, Holder shall, at the Holder’s election, either (a) promptly refund such excess interest to the Maker, or (b) credit such excess to the principal balance of the outstanding amounts held by the Holder.

17.            AMENDMENT. This Note may not be amended or modified except in writing signed by Holder and Maker.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first written above.

MAKER:

NEH MIDSTREAM LLC

By:
Name:	E. Will Gray II
Title:	Managing Member

Address:
c/o New Era Helium Corp. NEH Midstream LLC 4501 Santa Rosa Drive, Midland, Texas 79707 Attn: Everett W. Gray

Solely for purposes of Section 7 of this Note: PLEDGOR:

SOLIS PARTNERS, L.L.C.,
a Texas limited liability company

By:
Name:	E. Will Gray II
Title:	Managing Member

Address:
Solis Partners, L.L.C. 4501 Santa Rosa Drive, Midland, Texas 79707 Attn: Everett W. Gray

[Signature Page to Promissory Note]

HOLDER:

AIRLIFE GASES USA INC.

By:
Name:	Kiran Karnawat
Title:	President

Address:

AIRLIFE GASES USA INC.

183 Broadway, Suite 210,
Hicksville, New York 11801
USA Attn: Mr. Sachin Yeola
sachin.yeola@airlifegases.com
Phone: +91-020- 67611711

[Signature Page to Promissory Note]

Exhibit A

Real Property Assets

Exhibit B

Designated Payee

Designated Payee	Arjae Design Solutions Ltd. 1607- 8th Street, Unit 200 Nisku, AB T9E 7S7
Wiring Instructions	The instructions provided by Maker per file “ADS Banking Info - Receiving USD from USA.pdf” delivered August 17, 2023

Exhibit C

Holder Payment Instructions

Holder	AIRLIFE GASES USA INC.
Wiring Instructions	Bank:	HSBC Bank NA, USA

	Address:	452 Fifth Avenue, New York, NY 10018

	Contact:	Sylvia Chan, VP, Sr Relationship Manager
+1 (212) 525-2775

	ABA Number:	021001088

	Account Number:	120027160

	For Credit To:	AirLife Gases USA, Inc.

Exhibit D

Dansk Security Instruments

The following Deeds of Trust, Line of Credit Mortgages, Security Agreements, Assignments of Production and Financing Statements or other security instruments pursuant to which Dansk Pipeline, L.P granted liens in favor of Western National Bank (as predecessor in interest of Frost Bank) and which were filed of record in Chaves County, NM with the following recording information:

DATE FILED	VOLUME / PAGE

08/03/2011	682/1775
06/10/2010	662/271
06/05/2009	642/534
03/28/2008	613/946